ANALYSTS INVESTMENT TRUST



                       Prospectus dated November 26, 1996



Analysts Investment Trust is a family of two no-load mutual funds that offers you a variety of investment opportunities. The Funds and their specific investment objectives are listed below.

                              NO-LOAD MUTUAL FUNDS

          The Analysts Funds are "no-load" investments which means there are no sales charges or commissions. In addition, there are no deferred sales charges which are borne by the shareholders. The minimum initial investment for each fund is $1,000 ($25 for tax sheltered retirement plans).

Analysts Stock Fund

          The investment objective of the Analysts Stock Fund is long term capital appreciation. The Fund seeks to achieve its objective by investing primarily in a broad range of common stocks believed by its Adviser, Equity Analysts Inc., to have above average prospects for appreciation.

Analysts Fixed Income Fund

          The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a broad range of fixed income securities.

          This prospectus gives you information about Analysts Investment Trust that you should be aware of before investing. Please read and retain this prospectus for future reference. Additional information is included in the Statement of Additional Information dated November 26, 1996, and filed with the Securities and Exchange Commission. It is incorporated into this prospectus by reference. To obtain a copy without charge, call or write:


                           Analysts Investment Trust
                              9200 Montgomery Road
                             Building D, Suite 13A
                             Cincinnati, Ohio 45242
                                 (513) 984-3377


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

          The purpose of the table below is to assist shareholders in understanding the costs and expenses that shareholders in each Fund will bear directly or indirectly. The expense information is based on operating expenses incurred during the most recent fiscal year. The expenses are expressed as a percentage of average net assets. The Example should not be considered a representation of future Fund performance or expenses, both of which may vary.

          Shareholders should be aware that the Funds are no load funds and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Funds. Unlike most other mutual funds, the Funds do not pay for transfer agency, pricing, custodial, auditing or legal services, nor do they pay general administrative or other operating expenses. The Adviser pays all of the expenses of each Fund except brokerage, taxes, interest and extraordinary expenses.


Shareholder Transaction Expenses
                                                                         Fixed
                                                                 Stock   Income
                                                                 Fund     Fund
Maximum Sales Load . . . . . . . . . . . . . . . . . . . . . . . NONE     NONE
Deferred Sales Load. . . . . . . . . . . . . . . . . . . . . . . NONE     NONE
Redemption Fee . . . . . . . . . . . . . . . . . . . . . . . . . NONE     NONE
Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . . . . NONE     NONE

Annual Fund Operating Expenses
   (as a percentage of average net assets)1
Management Fees. . . . . . . . . . . . . . . . . . . . . . . . . .2%     1.50%
12b-1 Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . NONE     NONE
Total Fund Operating Expenses. . . . . . . . . . . . . . . . . . .2%     1.50%


1 Each Fund's total operating expenses are equal to the management fee paid to the Adviser because the Adviser pays all of each Fund's operating expenses.

Example

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                1 Year      3 Years      5 Years      10 Years
     Stock Fund                   $20         $63          $108         $233
     Fixed Income Fund            $15         $47          $ 82         $179

                              FINANCIAL HIGHLIGHTS


          Each Fund was organized as a series of Analysts Investment Trust (the "Trust") on May 28, 1993, and commenced operations on August 25, 1993. The following financial information is derived from the audited financial statements of the Analysts Stock Fund and the Analysts Fixed Income Fund. The audited financial statements of these Funds are included in the Statement of Additional Information. The Trust's Annual Report contains additional performance information and will be made available upon request and without charge.




ANALYSTS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Years ended July 31, 1996 and 1995 and the Period from Inception (August 25, 1993) through July 31, 1994

                                                                  Stock Fund                          Fixed Income Fund
                                                          1996      1995      1994                 1996      1995     1994

Net asset value beginning of period                      $17.87    $15.79    $14.46               $13.57    $13.38    $14.74

Income from investment operations:
  Net investment income                                     .34       .24       .19                  .78       .80       .77
  Net realized and unrealized gains
            on securities                                   .81      2.11      1.24                  .01       .18     (1.63)
Total from Investment operations                           1.15      2.35      1.43                  .79       .98      (.86)

Less distributions:
  Dividends from net investment income                     (.31)     (.27)     (.10)                (.74)     (.79)     (.50)
  Dividends from capital gains                             (.43)

Total distributions                                        (.74)     (.27)     (.10)                (.74)     (.79)     (.50)

Net asset value, end of period                           $18.28    $17.87    $15.79               $13.62    $13.57    $13.38

Total return                                               6.84%    15.01%   10.70%*                5.84%     7.61%    (6.20%)*

Ratios/Supplemental Data:
Net assets, end of period (thousands)                    $3,642    $2,549    $2,068               $2,319    $1,477    $1,079
Ratio of expenses to average net assets                   2.00%     2.00%     2.00%                1.50%     1.50%     1.50%
Ratio of net investment income to
     average net assets                                   1.89%     1.45%     1.18%                5.65%     6.03%     5.57%
Portfolio turnover rate                                   6.19%    32.02%     4.52%               22.34%    18.01%    22.67%
Average commission rate paid                             $0.086      -          -                 $0.082      -          -


*Annualized

                      INVESTMENT OBJECTIVES AND STRATEGIES

          The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives. You may want to pursue more than one objective by investing in both Funds.

Analysts Stock Fund

          The investment objective of the Analysts Stock Fund (the "Stock Fund") is long term capital appreciation. The Fund seeks to achieve this objective by investing primarily in a broad range of common stocks which the Fund's Adviser, Equity Analysts Inc. (the "Adviser"), believes have above average prospects for appreciation. The stocks will be diversified among many companies and industries to lower risk and volatility. The Adviser follows a stock investment program diversified among the following categories (under normal circumstances, no more than 50% of the total assets of the Fund will be invested in any category): large capitalization (over $1 billion) domestic stocks; small (less than $500 million) and medium (between $500 million and $1 billion) capitalization domestic stocks; foreign stocks; real estate stocks; and gold and other natural resources stocks. The Adviser manages the diversification among the categories based on a fundamental analysis of market conditions and the prospects for specific categories of stocks. Within each category, specific stocks and industries are also selected based on the Adviser's fundamental analysis.

          The domestic stock categories are included to provide appreciation potential during rising stock market conditions in the United States. The foreign stock category is included to provide appreciation opportunities during periods of adverse market conditions in the United States. The real estate and gold and natural resources categories are included to provide a potential for positive total return during inflationary periods.

          Under normal circumstances, at least 65% of the total assets of the Fund will be invested in common stock. The Adviser generally intends to stay fully invested (subject to liquidity requirements and defensive purposes) in common stock and common stock equivalents (such as rights, warrants and securities convertible into common stocks) regardless of the movement of stock prices. However, the Fund may invest in preferred stocks, bonds and corporate debt securities when the Adviser believes that these securities offer opportunities for capital appreciation. The Fund normally will invest primarily in common stocks of established companies that have a record of at least three years continuous operation, and whose securities, in the opinion of the Adviser, enjoy a fair degree of marketability. Most equity securities in the Fund's portfolio are listed on major stock exchanges or traded over-the-counter.

Analysts Fixed Income Fund

          The investment objective of the Analysts Fixed Income Fund (the "Fixed Income Fund") is a high level of income over the long term consistent with preservation of capital. The Fund seeks to achieve this objective by investing primarily in a broad range of investment grade fixed income securities. See "Securities Ratings" for a discussion of ratings of such securities. Under normal circumstances, at least 65% of the total assets of the Fund will be invested in fixed income securities, including U.S. government obligations, securities of foreign governments, domestic or foreign corporate debt securities, preferred stocks, convertible preferred stocks, convertible bonds and debentures, repurchase agreements and investment companies which invest primarily in the above.

For purposes of the preceding sentence, CMOs, REMICs and floating and variable rate obligations are not considered to be fixed income securities.

General

          For temporary defensive or temporary liquidity purposes, either Fund may hold all or a portion of its assets in money market instruments, securities of other no-load registered investment companies or repurchase agreements. See "Investment Policies and Techniques" for a more detailed discussion of each Fund's investment practices.

          As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, neither Fund can give any assurance that its investment objective will be achieved. Current yields or rates of total return quoted by a Fund may be higher or lower than past quotations, and there can be no assurance that any current yield or rate of total return will be maintained.


                           HOW TO INVEST IN EACH FUND

          Subject to a minimum initial investment of $1,000 for each Fund ($25 for tax sheltered retirement plans) and minimum subsequent investments of $25, you may invest any amount you choose, as often as you want, in either Fund. You may diversify your investments by choosing a combination of the Funds for your investment program.

Initial Purchase

          By Mail - You may purchase shares of each Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, together with a check (subject to the above minimum amounts) made payable to Analysts Investment Trust, 9200 Montgomery Road, Building D, Suite 13A, Cincinnati, Ohio 45242. Please identify the Fund(s) in which you wish to invest.

          By Wire - You may purchase shares of each Fund by wiring Federal Funds from your bank, which may charge you a fee. If money is to be wired for an initial purchase (new account), you must call the Funds at (513) 984-3377, and provide the following information: the name or names in which your account is to be registered; your address; your social security or tax identification number; the amount being wired; the name of the Fund(s) you wish to invest in; the name of the wiring bank; and the name and telephone number of the person at your bank to be contacted in connection with the order. Your bank must then wire the specified account according to the following instructions:

          Star Bank, N.A., Cincinnati/Trust
          ABA #0420-0001-3
          DDA #48036-9362
          Account 19-0086 - Analysts Fixed Income Fund
                   or
          Account 19-0085 - Analysts Stock Fund
          For: ________________________ (Shareholder Name)
          Shareholder account number ___________________

          You must mail a completed application to the Trust after opening an account by wire transfer. If a completed application is not received or your social security or tax identification number is not certified with a Form W-9 within 60 days, your account will be subject to back-up withholding.

          Wire orders will be accepted only on a day on which the Funds and Star Bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or Star Bank. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Funds.

Additional Investments

          You may purchase additional shares of either Fund at any time by mail or by bank wire (minimum of $25). Each additional purchase request must contain your name, the name of your account(s), your account number(s), and the Fund(s) in which you wish to invest. Checks should be made payable to Analysts Investment Trust and should be sent to the Trust's address. A bank wire should be sent as outlined above.

Tax Sheltered Retirement Plans

          Since the Funds are oriented to longer term investments, shares of the Funds may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRA's); simplified employee pensions (SEP's); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); 403(b) tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Funds for the procedure to open an IRA or SEP plan, 401(k) plan, qualified pension or profit sharing plan, 403(b) tax deferred investment plan or non-qualified plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for an IRA or 403(b) plan will be paid by the Adviser directly to the IRA or 403(b) plan custodian.

Other Purchase Information

          You may exchange securities that you own for shares of either of the Funds, provided the securities meet the Fund's investment criteria and the Adviser deems them to be a desirable investment for the Fund. Any exchange will be a taxable event and you may incur certain transaction costs relating to the exchange. Contact the Funds for additional information.

          If an order, together with payment in proper form, is received before the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern
Time), Fund shares will be purchased at the net asset value determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the New York Stock Exchange on the next business day. You become a shareholder after declaration of any dividend on the day on which the order is effective. Dividends begin to accrue after you become a shareholder. The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by each Fund. If your check or wire does not clear, you will be responsible for any loss incurred. If you are already a shareholder, the Fund can redeem shares from any identically registered account in either Fund as reimbursement for any loss incurred.
You may be prohibited or restricted from making future purchases in either Fund.


                               EXCHANGE PRIVILEGE

          As a shareholder in any Fund, you may exchange shares for shares of any other Fund in the Analysts Mutual Fund Group (which includes all open-end mutual funds for which the Adviser serves as investment adviser or manager), or for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust ("CAT"), a separately managed, unaffiliated money market fund. Exchanges may be made only if the Fund or CAT Portfolio into which you wish to exchange your shares is registered in your state of residence. The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of any such Portfolio by the Trust or the Adviser. The CAT Portfolios' administrator compensates the Adviser for administrative and distribution services it performs with respect to those Portfolios.

          It is your responsibility to obtain and read a prospectus of the Fund or CAT Portfolio into which you are exchanging. By giving exchange instructions, a shareholder will be deemed to have acknowledged receipt of the prospectus for the Fund or Portfolio being purchased. You may make an exchange by telephone or by written request.

          You can make an exchange by calling the Funds at the number listed in this prospectus. An exchange may also be made by written request signed by all registered owners of the account mailed to the Funds. Requests for exchanges received prior to close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) will be processed at the next determined net asset value as of the close of business on the same day.

          An exchange is made by redeeming shares of one Fund (or CAT Portfolio) and using the proceeds to buy shares of another Fund (or CAT Portfolio), with the price for the redemption and the purchase being the next determined net asset value after the receipt of the order. See "Redemption of Shares". There is no charge for this service, but the Funds reserve the right to charge a fee in the future. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares redeemed.

          Before making an exchange, you should consider the investment objective of the Fund (or CAT Portfolio) to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund (or CAT Portfolio) in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownerships must be identical. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to shareholders.

                              REDEMPTION OF SHARES

          You may redeem any part of your account in either Fund by mail or telephone. Each Fund will redeem your shares without charge at the next share price (net asset value) calculated after receipt of your properly completed request for withdrawal.

          By Mail - You may redeem your shares at no charge by mail. All redemptions will be made at the net asset value determined after the redemption request has been received by the Funds in proper order. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Your request should be addressed to Analysts Mutual Funds, 9200 Montgomery Road, Building D, Suite 13A, Cincinnati, Ohio 45242.

          "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For redemptions in excess of $25,000, the Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of a Fund, a shareholder which is a corporation, trust, estate, partnership, individual retirement account or other entity, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

          If you are not certain of the requirements for a redemption please call the Funds at the number listed in this Prospectus.

          By Telephone - You may request a redemption of your shares in any Fund on any business day the New York Stock Exchange is open by calling the Funds before 4:00 p.m. Eastern Time. It is not necessary for you to first make a written election to initiate a telephone redemption. Redemption proceeds will be mailed or wired at the shareholders direction to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges of $11.00 will be deducted from redemption proceeds). The Trust and Star Bank, the Funds' Custodian, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller.

          By using the telephone redemption and exchange privileges, a shareholder authorizes the Funds and the Custodian to act upon the instruction of any person by telephone to redeem from the account and transfer the proceeds to the bank account designated or effect an exchange into another Fund. The Funds and the Custodian are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds may change, modify or terminate the telephone redemption or exchange privilege at any time.

          By Systematic Withdrawal Plan - As another convenience, the Funds offer a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Funds at any time without charge or penalty and will become effective five business days following receipt of your instructions. Shares will be sold within 5 to 10 days preceding the end of a month. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

          Additional Information - Redemptions specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may redeem shares on the first business day following settlement of such purchase. However, if you invest by a personal, corporate, cashier's or government check, or through any of our telephone services, the redemption proceeds will not be paid until the first business day after the 10th calendar day following receipt of payment by the Fund. Exchanges into any of the other Funds or CAT Portfolios are, however, permitted without the ten day waiting period.

          We will mail or wire you the proceeds on or before the fifth business day following the redemption. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payment dates. If you are unable to accomplish your transaction by telephone (for example, during times of unusual market activity), consider sending your order by express mail or facsimile at (513) 984-2411.

          Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to require any shareholder to redeem all of his shares in the Fund on 30 days written notice if the value of his shares in the Fund is less than $1,000 due to redemption ($25 for IRA's), or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his shares in the Fund to the minimum amount within the 30 day period. Each share of each Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund of the Trust.


                            SHARE PRICE CALCULATION

          The value of an individual share in a Fund (the net asset value) is calculated by dividing the total value of a Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of each Fund will fluctuate.

          Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is generally valued at its last bid price, except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees of the Trust.

          Fixed income securities (including mortgage-related securities and asset-backed and receivable-backed securities) may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

          For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing. In computing the net asset value of a Fund, the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. Trading of these securities may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a Fund's share price is not calculated. Therefore, the value of the portfolio of a Fund holding foreign securities may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

          The calculation of the share price of a Fund holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund's share price will not be reflected in the calculation unless the Adviser determines, subject to review by the Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.


                          DIVIDENDS AND DISTRIBUTIONS

          Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis. Each Fund intends to distribute its net long term capital gains at least once a year and its net short term capital gains at least once a year.

          Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Funds. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested.
You may elect to have distributions on shares held in IRA's, 403(b) plans and other tax sheltered retirement plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.


                                     TAXES

          Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.

          For federal income tax purposes, each Fund is treated as a separate entity for the purpose of computing taxable net income and net realized capital gains and losses. Dividends paid by each Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

          Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes.

          Income received by any Fund holding foreign securities may be subject to foreign tax withholding. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be entitled to claim tax credits or deductions, subject to provisions and limitations of the Internal Revenue Code, for foreign income taxes paid by the Fund. The Fund will notify its shareholders if such credit or deduction is available.

          Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes, applicable foreign tax credits and deductions, the tax effect of distributions and withdrawals from the Fund and the use of the Exchange Privilege.

          Unless a shareholder of a Fund furnishes his certified taxpayer identification number (social security number for individuals) and certifies that he is not subject to backup withholding, the Fund will be required to withhold and remit to the U.S. Treasury 20% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware 0that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund will make a corresponding charge against the account.


                             TRUSTEES AND OFFICERS

          The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

               Name                                  Position
       *David Lee Manzler, Jr.           President, Treasurer and Trustee
       *David L. Manzler, Sr.            Vice President, Secretary and Trustee
        Walter E. Bowles, III            Trustee
        Robert W. Buechner               Trustee
        David J. Orth                    Trustee
        Anthony J. Schement              Trustee

          The principal occupations of the executive officers and Trustees of the Trust during the past five years are set forth below:


          DAVID L. MANZLER, SR., 9200 Montgomery Road, Bldg. D, Suite 13A, Cincinnati, Ohio is Vice President and a Director of Equity Analysts Inc. He is also Vice President and a Director of Equity Analysts Agency Inc., an insurance and pension plan administrator, and a Director of Cincinnati Steel Products Co., a steel fabrication company. Mr. Manzler is the father of David Lee Manzler, Jr.

          DAVID LEE MANZLER, JR., 9200 Montgomery Road, Bldg. D, Suite 13A, Cincinnati, Ohio is President and a Director of Equity Analysts Inc. and Equity Analysts Agency, Inc. He is also the President of Manzler Aviation, Inc. Prior to June, 1990, he was a captain in the U.S. Marine Corps. Mr. Manzler is the son of David L. Manzler, Sr.


          WALTER E. BOWLES, III, 6645 Miami Trails Drive, Loveland, Ohio has been President of Webco Environmental Management, Inc., an environmental consulting firm, since September, 1993. Prior to April, 1994, Mr. Bowles was a Business Environmental Engineer for James River Corp., a manufacturer of paper and paper products.

          ROBERT W. BUECHNER, 105 East Fourth Street, Suite 1405, Cincinnati, Ohio is President of the law firm Buechner, Haffer, O'Connell, Meyers & Healey Co., L.P.A. From August, 1989 until May, 1991, he also served on the Board of Directors of Duramed Pharmaceuticals, Inc.

          DAVID J. ORTH, 7551 Industrial Rd., Florence, KY is a property manager for Public Storage, Inc. Prior to November 1995, Mr. Orth was a pharmaceutical sales representative for Bristol-Myers Squibb, Inc.

          ANTHONY J. SCHEMENT, 8032 Deershadow Lane, Cincinnati, Ohio is a Director of BMF Federal Savings Bank. Mr. Schement was President of Benchmark Federal Savings Bank from July,

1989 until October, 1992. Prior to July, 1989, Mr. Schement was the President and Chief Executive Officer of Monogram Bank of Ohio.


                             OPERATION OF THE FUNDS

          Each Fund is a diversified series of Analysts Investment Trust, an open-end management investment company organized as an Ohio business trust on May 28, 1993. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. It retains Equity Analysts Inc., 9200 Montgomery Road, Building D, Suite 13A, Cincinnati, Ohio 45242 (the "Adviser") to manage the Trust's investments and its business affairs. The Adviser is a Cincinnati-based company of which David L. Manzler, Sr. and David Lee Manzler, Jr. are the controlling shareholders. The Adviser is an investment advisory firm which has provided investment advice to individuals, corporations, pension and profit sharing plans and trust accounts since 1984. David Lee Manzler, Jr., President of Equity Analysts Inc., is primarily responsible for the day-to-day management of the portfolio of each Fund and has been since the inception of the Fund. Mr. Manzler has been the President of the Adviser since January, 1996, and a Director of the Adviser since May, 1990. Equity Analysts Inc. is also the exclusive agent for the distribution of shares of the Funds. The Trust acts as its own transfer agent and dividend paying agent.


          Analysts Stock Fund is obligated to pay the Adviser a fee equal to an annual average rate of 2% of its average daily net assets up to and including $20 million, 1.75% of such assets from $20 million to and including $40 million, 1.5% of such assets from $40 million to and including $100 million and .75% of such assets in excess of $100 million. Analysts Fixed Income Fund is obligated to pay the Adviser a fee equal to an annual average rate of 1.5% of its average daily net assets up to and including $20 million, 1.25% of such assets from $20 million to and including $40 million, 1% of such assets from $40 million to and including $100 million and .75% of such assets in excess of $100 million. The Adviser pays all of the expenses of each Fund except brokerage, taxes, interest and extraordinary expenses. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.


                       INVESTMENT POLICIES AND TECHNIQUES

          This section contains general information about various types of securities and investment techniques. Each Fund may invest in any security or employ any investment technique described in this section unless specifically noted otherwise.

Equity Securities

          Each Fund may invest in equity securities. Equity securities include common stock, common stock equivalents (such as rights and warrants) and investment companies which invest primarily in the above.

          Warrants are options to purchase common stock at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants.

          Real estate stocks are common stocks or common stock equivalents of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. Neither Fund will acquire any direct ownership of real estate.

          Gold and natural resources stocks are common stocks or common stock equivalents of companies principally engaged in exploration, mining or processing of gold or other precious metals and minerals. Gold and natural resources stocks involve additional risk because of the price volatility of gold and other precious metals and minerals and the increased impact such volatility has on the market value of such stocks.

          Certain aspects of foreign equity securities are discussed below under "Foreign Securities."

Fixed Income Securities

          Each Fund may invest in fixed income securities. Fixed income securities include debt securities of domestic and foreign corporations, U.S. government securities, securities of foreign governments, adjustable rate preferred stock, mortgage-related securities, repurchase agreements, municipal obligations, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities, as well as investment companies which invest primarily in the above. Preferred stock and certain common stock equivalents such as convertible bonds and debentures may also be considered to be fixed income securities. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms.

          Fixed income securities are generally considered to be interest rate sensitive, which means that their value will tend to decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The Fund may invest in fixed income securities of any maturity, and will make maturity decisions based upon the Adviser's analysis of market conditions.

                   Corporate Debt Securities - Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).

                   U.S. Government Securities - U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government.

Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

          Participation interests in U.S. government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter market.

          Each Fund may invest in U.S. government obligations and related participation interests. In addition, each Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts generally are not considered obligations of the U.S. government.

                   Foreign Securities - Each Fund may invest up to 50% of the value of its assets in equity or fixed income securities of foreign issuers when these securities meet its standards of selection. The Funds may make such investments either directly in, or by purchasing American Depositary Receipts for, foreign securities that are listed on an exchange in the United States or quoted in the domestic over-the-counter market. The funds may also purchase securities of such issuers in foreign markets, either on foreign securities exchanges or in the over-the-counter markets. Foreign fixed income securities include debt obligations issued by foreign companies, foreign governments or international organizations.

                   Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies.

                   Investments in foreign securities may present certain risks, including those resulting from changes in restrictions on foreign currency transactions and rates of exchange, future political and economic developments, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Other risks associated with investments in foreign securities include less liquid markets, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investments in developing countries involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. The market prices of these securities and the ability of the Funds to hold such securities could be affected by social, economic and political instability.

                   Adjustable Rate Preferred Stocks - Adjustable rate preferred stocks have a variable dividend which, rather than being set for the life of an issue, generally is determined quarterly according to a formula based upon a specified premium to, or discount from, the yield on certain U.S. Treasury securities. The market value of these stocks should therefore be less sensitive to interest rate fluctuations than those of other fixed income securities and preferred stocks. They may also have conversion, exchange or other additional features which are designed to enhance stability of principal. Nevertheless, the market value of an adjustable rate preferred stock can be expected to fluctuate with, among other factors, changes in interest rates generally or the creditworthiness of the issuer.

                   Mortgage-Related Securities - Mortgage-related securities include securities representing interests in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations, such as dealers. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities.

                   Other types of securities representing interests in a pool of mortgage loans are known as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs) and multi-class pass-throughs. CMOs and REMICs are debt instruments collateralized by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities. CMOs, REMICs and multi-class pass-through securities (collectively "CMOs" unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. government (such as the Federal Home Loan Mortgage Corporation) or by private organizations.

                   CMOs are issued with a variety of classes or "tranches," which have different maturities and are often retired in sequence. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These "floating rate CMOs," typically are issued with lifetime "caps" on their coupon rate, which means that there is a ceiling beyond which the coupon rate may not be increased. The yield of some floating rate CMOs varies in excess of the change in the index, which would cause the value of such CMOs to fluctuate significantly once rates reach the cap.

                   REMICs, which have elected to be treated as such under the Internal Revenue Code, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with other CMOs, the mortgages which collateralize the REMICs in which a Fund may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

                   Yields on privately issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. In addition, in the event of a bankruptcy or other default of a broker who issued a CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. Each Fund may also invest not more than 5% of its net assets in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO. Some "stripped" CMOs, known as "inverse floaters," have coupon rates which are set periodically at a rate inverse to the index rate.

                   The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-related securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

                   Floating and Variable Rate Obligations - Each Fund may invest in floating and variable rate obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

          A Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the Fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees.

          Securities Ratings - The Adviser considers debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities may have speculative elements. If the rating of a security by S&P or Moody's drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. Neither Fund will invest more than 5% of the value of its net assets in securities that are below investment grade. In addition, neither Fund will invest in securities rated lower than B by S&P or Moody's. If a particular fixed income security is unrated, the Adviser will generally look to the rating of other debt of the issuer, if a rating is available.

          General - Each Fund is permitted to invest in other investment companies. Other investment companies offer diversification that may not be attainable otherwise. For example, investment in another investment company could enhance the Fund's diversification among issuers of foreign securities, fixed income securities or in a particular industry sector. A Fund will not purchase more than 3% of the outstanding voting stock of any investment company. If the Fund acquires securities of another investment company, the shareholders of the Fund may be subject to duplicative management fees. Investment by the Fund in CMO's and foreign banks that are deemed to be investment companies under the Investment Company Act of 1940 will be included in the limitation on investments in other investment companies. Neither Fund may invest more than 5% of its net assets in illiquid securities. See "Additional Information About
Fund Investments" and "Investment Limitations" in the Statement of Additional Information.

Option Transactions

          The Funds may engage in option transactions involving equity securities, debt securities, foreign currencies, futures contracts and stock indexes. To cover the potential obligations involved in option transactions, a Fund will own the underlying equity security, debt security, futures contract or foreign currency or the Fund will segregate with the Custodian (a) liquid assets sufficient to purchase the underlying equity security, debt security, futures contract or foreign currency or (b) liquid assets equal to the market value of the stock index. A Fund will only engage in options on futures contracts for hedging purposes (see "Hedging Program" below). Option transactions involve the following principal risks: (a) the loss of a greater percentage of the Fund's investment than a direct investment in the underlying instrument, (b) the loss of opportunity to profit from price movements in the underlying instrument, and
(c) the inability to effect a closing transaction on a particular option. There is no restriction on the percentage of a Fund's total assets which may be committed to transactions in options (except options on futures contracts as discussed below). A more complete description of the characteristics, risks and possible benefits of option transactions is included in the Statement of Additional Information.

Hedging Program

          Each Fund may hedge all or a portion of its portfolio investments through the use of options, futures contracts and options on futures contracts. Each Fund may also hedge currency risks associated with investments in foreign securities and in particular may hedge its portfolio through the use of forward foreign currency transactions as described below. The objective of the hedging program is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security, stock index, futures contract or currency. There are transactional costs connected with a hedging program.

          The principal risks associated with hedging transactions are: (a) possible imperfect correlation between the prices of the options and futures contracts and the market value of a Fund's portfolio securities, (b) possible lack of a liquid secondary market for closing out an option or futures contract transaction, (c) the need for additional skills and techniques beyond normal portfolio management, and (d) losses resulting from market movements not anticipated by the Adviser.

          No Fund may purchase or sell futures contracts or purchase related options if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, no Fund may enter into transactions involving futures contracts and related options if such transactions would result in more than 5% of the fair market value of the Fund's assets being deposited as initial margin for such transactions. A Fund's ability to engage in the hedging transactions and strategies described above may be limited by the tax requirement that the Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

          A more complete description of the characteristics, risks and possible benefits of hedging transactions is included in the Statement of Additional Information.

Foreign Currency Transactions

          Each Fund can purchase securities denominated in a foreign currency. When a Fund purchases or sells a security denominated in a foreign currency, it may be required to settle the purchase transaction in the relevant foreign currency or to receive the proceeds of the sale in the relevant foreign currency. In either event, the Fund will be obligated to acquire or dispose of the foreign currency by selling or buying an equivalent amount of U.S. dollars. To effect the conversion of the amount of foreign currency involved in the purchase or sale of a foreign security, the Fund may purchase or sell such foreign currency on a "spot" (i.e. cash) basis.

          In addition, the Fund may wish to lock in the U.S. dollar value of the transaction at or near the time of the purchase or sale at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the foreign security is denominated. Therefore, the Fund may enter into a forward foreign currency exchange contract. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This process is known as transaction hedging. Transaction hedging may protect the Fund from a possible loss, but will limit potential gains which might result from a positive change in the currency relationships.

          Some or all of a Fund's portfolio securities may be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in U.S. dollars is subject to fluctuations in the exchange rate between such foreign currencies and the U.S. dollar. When it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the U.S. dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This technique is known as portfolio hedging. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund may also employ forward foreign currency exchange contracts to hedge against an increase in the value of the currency in which the securities the Fund intends to buy are denominated.

          A Fund may also hedge its foreign currency exchange rate risk by engaging in currency futures contracts and options transactions described above. Neither Fund will engage in foreign currency transactions for speculative purposes.

Investment Techniques

          Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, both Funds intend to enter into repurchase agreements only with Star Bank, N.A. (the Trust's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

          When Issued Securities and Forward Commitments. Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if they hold, and maintain until the settlement date in a separate account at the Fund's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. There is no percentage limitation on a Fund's net assets which may be invested in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund's share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

          Other Techniques. Each Fund may engage in short sales in an amount not exceeding 5% of the Fund's net assets. Each Fund may make loans of portfolio securities provided the aggregate amounts of such loans do not exceed 5% of the Fund's net assets. Each Fund may borrow money only for liquidity purposes in an amount not exceeding 5% of the Fund's total assets at the time the borrowing is made. Reverse repurchase agreements are considered borrowings for this purpose. Assets of a Fund may be pledged in connection with borrowings. See "Additional Information About Fund Investments" and "Investment Limitations" in the Statement of Additional Information.

                              GENERAL INFORMATION

          Fundamental Policies. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the applicable Fund. The investment objective of each Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. All investment policies are non-fundamental unless indicated as fundamental in this Prospectus or in the Statement of Additional Information.




          Shareholder Rights. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights.


                             INVESTMENT PERFORMANCE

          Each Fund may periodically advertise "average annual total return." The "total return" of a Fund refers to the dividends and distributions generated by an investment in the Fund plus the change in the value of the investment from the beginning of the period to the end of the period. The "average annual total return" of a Fund refers to the rate of total return for each year of the period which would be equivalent to the cumulative total return for the period. All dividends and distributions earned on the investment are assumed to be reinvested.

          Each Fund may also periodically advertise its total return and cumulative total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" and "cumulative total return" for each Fund are calculated as indicated above for "total return."

          The Fixed Income Fund may periodically advertise its yield for a thirty day or one month period. The "yield" of the Fixed Income Fund refers to the income generated by an investment in the Fund over the period, calculated on a per share basis (using the net asset value per share on the last day of the period and the average number of shares outstanding during the period). The Fund's yield quotation will always be accompanied by the Fund's average annual total return information described above. The Funds may also include in advertisements data comparing performance with other mutual Funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services or Morningstar). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index, the Dow Jones Industrial Average, or the Shearson Lehman Bond Indexes. The Trust's annual report contains additional performance information that will be made available upon request and without charge.

          The advertised performance data of each Fund is based on historical performance and is not intended to indicate future performance. Yields and rates of total return quoted by a Fund may be higher or lower than past quotations, and there can be no assurance that any yield rate of total return will be maintained. The principal value of an investment in each Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

Investment Adviser
Equity Analysts Inc.
9200 Montgomery Road
Building D, Suite 13A
Cincinnati, Ohio  45242

Custodian
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio  45202

Auditors
Berge & Company LTD
20 West Ninth Street
Cincinnati, Ohio  45202

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by either Fund. This Prospectus does not constitute an offer by either Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

                               TABLE OF CONTENTS

                                                                         Page

FUND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . .   3

INVESTMENT OBJECTIVES AND STRATEGIES . . . . . . . . . . . . . . . . . .   4

HOW TO INVEST IN EACH FUND . . . . . . . . . . . . . . . . . . . . . . .   5

EXCHANGE PRIVILEGE . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . .   8

SHARE PRICE CALCULATION. . . . . . . . . . . . . . . . . . . . . . . . .   9

DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . .  10

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . .  12

OPERATION OF THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . .  13

INVESTMENT POLICIES AND TECHNIQUES . . . . . . . . . . . . . . . . . . .  13

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . .  21

INVESTMENT PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . .  21

                           ANALYSTS INVESTMENT TRUST

                      STATEMENT OF ADDITIONAL INFORMATION



                               November 26, 1996



                              *Analysts Stock Fund
                          *Analysts Fixed Income Fund







        This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Analysts Investment Trust dated November 26, 1996. A copy of the Prospectus can be obtained by writing the Trust at 9200 Montgomery Road, Building D, Suite 13A, Cincinnati, Ohio 45242, or by calling the Trust at (513) 984-3377.

                      STATEMENT OF ADDITIONAL INFORMATION

                           ANALYSTS INVESTMENT TRUST
                              9200 Montgomery Road
                             Building D, Suite 13A
                             Cincinnati, Ohio 45242


                               TABLE OF CONTENTS

                                                                    PAGE


DESCRIPTION OF THE TRUST . . . . . . . . . . . . . . . . . . . . . .  3

TRUSTEE COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . .  4

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS. . . . . . . . . . . .  4

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . 12

STATE RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . 14

THE INVESTMENT ADVISER . . . . . . . . . . . . . . . . . . . . . . . 14

PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . 15

DETERMINATION OF SHARE PRICE . . . . . . . . . . . . . . . . . . . . 16

INVESTMENT PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . 17

CUSTODIAN AND TRANSFER AGENT . . . . . . . . . . . . . . . . . . . . 19

ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

INDEPENDENT AUDITORS REPORT. . . . . . . . . . . . . . . . . . . . . 20

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . 21

DESCRIPTION OF THE TRUST

        Analysts Investment Trust (the "Trust") is a diversified, open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated May 28, 1993 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of two series have been authorized, which shares constitute the interests in Analysts Stock Fund and Analysts Fixed Income Fund.

        Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series which each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

        Upon sixty days prior written notice to shareholders, a Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. Each share of each Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund of the Trust. For example, if the Trustees determine that failure to redeem might have materially adverse tax consequences to all or any of the shareholders due to changes in tax laws, the Trustees may exercise their discretion to redeem shares. For other information concerning the purchase and redemption of shares of the Funds, see "How to Invest in Each Fund," "Redemption of Shares" and "Exchange Privilege" in the Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Share Price Calculation" in the Prospectus.


        As of September 3, 1996, the following persons owned five percent (5%) or more of the Stock Fund: David L. Manzler, Sr., 8425 Blue Cut Lane, Cincinnati Ohio - 14.82%.

        As of September 3, 1996, the following persons owned five percent (5%) or more of the Fixed Income Fund: Richard Thomas, 6250 Hawk Ridge Lane, Cincinnati, Ohio - 8.36%; David L. Manzler, Sr. - 6.75%; Zimmer Motors, Inc. Defined Benefit Plan, 1086 Burlington Pike, Florence, Kentucky - 6.25%; Cannava Family Trust, 5316 Wakefield Place, Cincinnati, Ohio - 5.54%; Foster Boyd, 622 Timber Lane, Wilmington, Ohio - 5.40%; and G. Evelyn Clemmons, 2661 Suann Avenue, Grove City, Ohio - 5.43%.

        As of September 3, 1996, the Trustees and Officers as a group beneficially owned 17.50% of the Stock Fund and 7.40% of the Fixed Income Fund.

TRUSTEE COMPENSATION

        The compensation paid to the Trustees of the Trust for the year ended July 31, 1996 is set forth in the following table:




       Name                         Aggregate Compensation          Total Compensation From
                                        From Trust(1)            Trust (the Trust is not in a
                                                                       Fund Complex)(1)

David Lee Manzler, Jr.                        $0                               $0

David L. Manzler, Sr.                         $0                               $0

Walter E. Bowles, III                        $550                             $550

Robert W. Buechner                           $550                             $550

David J. Orth                                $300                             $300

Anthony J. Schement                          $550                             $550


(1) Trustee fees are Trust expenses. However, because the management agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.




ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

        This section contains a more detailed discussion of some of the investments a Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques").

        A. Corporate Debt Securities. Corporate debt securities are bonds or notes issued by corporation and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.

        Both Funds may invest in fixed income securities rated B or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower rated securities generally responds to short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated securities will also be affected by the market's perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

        The prices for these securities may be affected by legislative and regulatory developments. For example, new federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower rated securities. The market for lower rated securities may be less liquid than the market for higher rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher rated securities, and it also may be more difficult during certain adverse market conditions to sell lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.

        If the rating of a security by S&P or Moody's drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The Adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Funds and will attempt to minimize investment risk through diversification, investment analysis and monitoring of general economic conditions and trends. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality. Neither Fund will invest more than 5% of the value of its net assets in securities that are below investment grade.

        B. Municipal Securities. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Tax exempt notes generally are used to provide short term capital needs and generally have maturities of one year or less. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes.

        The two principal classifications of municipal securities are" general obligations" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest. Neither Fund will invest more than 5% of its net assets in municipal securities.

        C. Zero Coupon and Pay in Kind Bonds. Corporate debt securities and municipal securities include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow any issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. Neither Fund will invest more than 5% of its net assets in zero coupon bonds or pay-in-kind bonds.

        D. Financial Service Industry Obligations. Financial service industry obligations including among others, the following:

           (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

           (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

           (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

        E. Asset-Backed and Receivable-Backed Securities. Each Fund is permitted to invest in asset-backed and receivable-backed securities. Several types of asset-backed and receivable-backed securities are available to investors, including CARs (SM) (Certificates for Automobile Receivables (SM)) and interests in pools of credit card receivables. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments or principal and interest are passed through to certificateholders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed and receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the requirement payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. Neither Fund will invest more than 5% of its net assets in asset-backed or receivable-backed securities.

        F. Forward Commitments and Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales of portfolio security by a Fund to member banks of the Federal Reserve System or recognized securities dealers, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved. The Fund's objective in such a transaction would be to obtain funds to pursue additional investment opportunities whose yield would exceed the cost of the reverse repurchase transaction. Generally, the use of reverse repurchase agreements should reduce portfolio turnover and increase yield. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. Reverse repurchase agreements constitute a borrowing by a Fund and will not represent more than 5% of the net assets of either Fund.

        Each Fund will direct its Custodian to place cash or U.S. government obligations in a separate account of the Trust in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Trust will direct its Custodian to place the securities in a separate account. When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase or repurchase securities. To the extend funds are in a separate account, they will not be available for new investment or to meet redemptions.

        Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in each Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

        With respect to 75% of the total assets of each Fund, the value of the Fund's commitments to purchase or repurchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the commitment to purchase or repurchase such securities is made; provided, however, that this restriction does not apply to U.S. government obligations or repurchase agreements with respect thereto. In addition, each Fund will maintain as asset coverage of 300% for all of its borrowings and reverse repurchase agreements. Subject to the foregoing restrictions, there is no limit on the percentage of the Fund's total assets which may be committed to such purchases or repurchases.

        G. Loan Participation Interests. Loan participation interests are interests in debt obligations (such as corporate loans) that are owned by banks or other financial institutions. Loan participation interests are subject to the credit risks generally associated with the corporate borrower; however, certain loan participation interests may be backed by irrevocable letters of credit or a guarantee of the bank or financial institution. In the event of a default by the corporate borrower, a Fund may be required to assert its rights through the financial intermediary which may subject the Fund to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, the Fund may also be subject to the risk that the financial intermediary may become insolvent. Neither Fund will invest more than 5% of its net assets at the time of purchase in loan participation interests.

        H. Illiquid Securities. The portfolio of each Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and time deposits maturing in more than seven days, options traded in the over-the-counter market, nonpublicly offered securities, stripped CMOs, CMOs for which there is no established market, restricted securities, and mortgage-related securities which cannot be disposed of within seven days in the usual course of business without taking a reduced price. The Adviser and the Trustees will continually monitor the secondary markets for mortgage-related securities and are responsible for making the determination of which securities are considered to be illiquid. Neither Fund will invest more than 5% of its net assets in illiquid securities.

        I. Restricted Securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

        J. Option Transactions. Each Fund may engage in option transactions involving equity securities, debt securities, futures contracts, stock indexes and foreign currencies. An option involves either (a) the right or the obligation to buy or sell a specific instrument or currency at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on equity securities, debt securities, future contracts, stock indexes and foreign currencies. The purchaser of an option on an equity security, debt security, futures contract or foreign currency pays the seller (the writer) a premium for the right granted but is not obligated to but or sell the underlying security, futures contract or currency. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options which each Fund sells (writes) will be covered or secured, which means that it will own the underlying security, futures contracts or currency in the case of a call option and that the Fund will segregate with the Trust's Custodian liquid assets sufficient to purchase the underlying security, futures contracts or currency in the case of a put option. Each Fund will also segregate and maintain with the Custodian liquid assets equal to the market value of each put option sold (written) by the Fund on a stock index. In addition, when a Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian.

        The purchase and writing of options involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security or instrument to a greater extent than if transactions were effected in the security or instrument directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security or instrument above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security or instrument decline. When a Fund writes a secured put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written or that a liquid secondary market will exist for any particular option at any specific time. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

        K. Hedging Transactions. Either Fund may hedge all or a portion of its portfolio investments through the use of options, futures contracts and options on futures contracts. The objective of the hedging program is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security by acquiring the right or option to purchase or to sell a fixed amount of the security at a future date. For example, in order to hedge against an anticipated rise in interest rates that might cause the value of a Fund's portfolio securities to decline, the Fund might sell interest rate futures contracts. When hedging of this character is successful, any depreciation in the value of the hedged portfolio securities will be substantially offset by an increase in the Fund's equity in the interest rate futures position. Alternatively, an interest rate futures contract may be purchased when a Fund anticipates the future purchase of a security but expects the rate of return then available in the securities market to be less favorable than rates currently available in the futures markets.

        There is no assurance that the objective of the hedging program will be achieved, since the success of the program will depend on the Adviser's ability to predict the future direction of the relevant currency, stock index, futures contract or interest rates and incorrect predictions by the Adviser may have an adverse effect on the Funds. In this regard, it should be noted that the skills and techniques necessary to arrive at such predictions are different from those needed to predict price changes in individual stocks. The Adviser is registered as a Commodity Trading Advisor with the Commodity Futures Trading Commission, is a member of the National Futures Association and has prior experience in the use of options, futures contracts and options on futures contracts.

        The hedging strategy involves the use of one or more techniques, including buying and selling options (described above), futures contracts and options on such futures contracts. A futures contract is a binding contractual commitment which involves either (a) the delivery and payment for a specified amount of securities or currency at a price agreed upon at the time the contract is entered into but with actual delivery made during a specified period in the future, or (b) the payment or receipt of payments representing, respectively, the loss or gain of a specified group of stocks or market index. The securities or currency underlying the contract may be government or corporate bonds (an interest rate futures contract), foreign currency (a foreign currency futures contract), or a group of stocks such as a popular market index (a stock index futures contract). Interest rate futures contracts are currently available in standardized amounts on government obligations (such as Treasury bills, notes and bonds), Government National Mortgage Association certificates, corporate bonds, domestic certificates of deposit and Eurodollar certificates of deposit. It is expected that other financial instruments will at later dates be subject to other futures contracts. As new futures contracts are developed and offered to investors, the Adviser will, consistent with each Fund's investment objectives and policies, consider making investments in such new futures contracts. Ordinarily a Fund would enter into interest rate futures contracts to hedge its investments in fixed income securities such as preferred stocks and money market obligations, stock index futures contracts to hedge its investments in common stocks and foreign currency futures contracts to hedge currency risks associated with investments in foreign securities.

        Futures contracts are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission and analogous foreign regulatory agencies. Each Fund will be subject to any limitations imposed by the exchanges with respect to futures contracts trading and positions. A clearing corporation associated with the particular exchange assumes responsibility for all purchases and sales and guarantees delivery and payment on the contracts. Although most futures contracts call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before settlement date without the making or taking of delivery. Closing out is accomplished by entering into an offsetting transaction, which may result in a profit or a loss. There is no assurance that either Fund will be able to close out a particular futures contract.

        A hedging strategy involving options and futures contracts entails some risks. For example, the total premium paid for an option on a futures contract may be lost if a Fund does not exercise the option or the writer does not perform his obligations. It is also possible that the futures contracts selected by a Fund will not follow the price movement of the underlying securities or stock index. If this occurs, the hedging strategy may not be successful. Further, if a Fund sells a stock index futures contract and is required to pay an amount measured by any increase in the market index, it will be exposed to an indeterminate liability. In addition, a liquid secondary market may not exist for any particular option or futures contract at any specific time.

        Each Fund will incur transactional costs in connection with the hedging program. When a Fund purchases or sells a futures contract, an amount of cash and liquid assets will be deposited in a segregated account with the Trust's Custodian to guarantee performance of the futures contract. The amount of such deposits will depend upon the requirements of each exchange and broker and will vary with each futures contract. Because open futures contract positions are marked to market and gains and losses are settled on a daily basis, a Fund may be required to deposit additional funds in such a segregated account if it has incurred a net loss on its open futures contract positions on any day.

        The Trust has filed a supplemental notice of eligibility with the Commodity Futures Trading Commission ("CFTC") to claim relief from regulation as a commodity "pool" within the meaning of the CFTC's regulations. In its filing, the Trust has represented that each Fund's transactions in futures contracts and options on futures contracts will constitute bona fide hedging transactions within the meaning of such regulations and that each Fund will enter into commitments which require as deposits for initial margin for futures contracts or premiums for options no futures contracts no more than 5% of the fair market value of its assets.

        L. Loans of Portfolio Securities. Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's total assets.

        M. Short Sales. Each Fund may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

        In connection with its short sales, a Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is limited.


INVESTMENT LIMITATIONS

        Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

        1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

        2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder, or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

        3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

        4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities, or investing in companies which are engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

        5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

        6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

        7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

        With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.

        Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

        Non-Fundamental.   The following limitations have been adopted by the
Trust with respect to each Fund and are Non-Fundamental.

        i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

        ii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

        iii. Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and this Statement of Additional Information.

        iv. Illiquid Investments. The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

STATE RESTRICTIONS

        To comply with the current blue sky regulations of the State of Ohio, each Fund presently intends to observe the following restrictions, which may be changed by the Board of Trustees without shareholder approval.

        Each Fund will not purchase or retain securities of any issuer if the Trustees and officers of the Trust or of the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities. Each Fund will not purchase securities issued by other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Each Fund will not borrow (other than by entering into reverse repurchase agreements), pledge, mortgage or hypothecate more than one-third of its total assets. In addition, each Fund will engage in borrowing (other than reverse repurchase agreements) only for emergency or extraordinary purposes and not for leverage. Each Fund will not invest more than 15% of its total assets in securities of issuers which, together with any predecessors, have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition. Each Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund. Neither Fund will purchase securities of an issuer if, as to 50% of the Fund's total assets, the purchase at the time thereof would cause more than 25% of the Fund's total assets to be invested in the securities of any one issuer and, as to the remaining 50% of the Fund's assets, the purchase at the time thereof would cause more than 25% of the Fund's total assets to be invested in the securities of any one issuer. This limitation does not apply to obligations of the United States government or its agencies or instrumentalities.

THE INVESTMENT ADVISER

        The Trust's investment adviser is Equity Analysts Inc., 9200 Montgomery Road, Building D, Suite 13A, Cincinnati, Ohio 45242. David Lee Manzler, Jr.
and David L. Manzler, Sr. may be deemed to be controlling persons and affiliates of the Adviser due to their ownership of its shares and their positions, respectively, as officers and directors of the Adviser. The Manzlers, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

        Under the terms of the management agreement (the "Agreement"), the Adviser manages the Funds' investments subject to approval of the Board of Trustees and pays all of the expenses of the

Funds except brokerage, taxes, interest and extraordinary expenses. As compensation for the Adviser's management services and agreement to pay the Fund's expenses, Analysts Stock Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.00% of the average daily net assets of the Fund up to and including $20,000,000, 1.75% of such assets from $20,000,000 to and including $40,000,000, 1.5% of such assets from $40,000,000 to and including $100,000,000 and 1.25% of such assets in excess of $100,000,000. As compensation for the Adviser's management services and agreement to pay the Fund's expenses, Analysts Fixed Income Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.5% of the average daily net assets of the Fund up to and including $20,000,000, 1.25% of such assets from $20,000,000 to and including $40,000,000, 1.00% of such assets from $40,000,000 to and including $100,000,000 and .75% of such assets in excess of $100,000,000.


        For the fiscal year ended July 31, 1996, the Analysts Stock Fund paid advisory fees of $63,141 to the Adviser and the Analysts Fixed Income Fund paid advisory fees of $27,934 to the Adviser. For the fiscal year ended July 31, 1995, the Analysts Stock Fund paid advisory fees of $42,424 to the Adviser and the Analysts Fixed Income Fund paid advisory fees of $18,386 to the Adviser. For the period August 25, 1993 through July 31, 1994, the Analysts Stock Fund paid advisory fees of $26,777 to the Adviser and the Analysts Fixed Income Fund paid advisory fees of $13,029 to the Adviser.

        The Adviser retains the right to use the name "Analysts" in connection with another investment company or business enterprise with which the Adviser is or may become associated, The Trust's right to use the name "Analysts" automatically ceases thirty days after termination of the Agreement and may be withdrawn by the Adviser on thirty days written notice.

        Equity Analysts Inc. is also the exclusive underwriter for the distribution of shares of the Funds. Equity Analysts Inc. is obligated to sell shares of each Fund on a best efforts basis for no compensation. Shares of each Fund are offered to the public on a continuous basis.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. In placing portfolio transactions, the Adviser seeks to the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

        The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.


        Research services include supplemental research, securities and economic analysis, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts and all such services may not be used by the Adviser in connection with the Trust. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Agreement. Due to research services provided by brokers, the Analysts Stock Fund directed to brokers $61,813 of brokerage transactions (on which the commissions were $293), and the Analysts Fixed Income Fund directed to brokers $717,950 of brokerage transactions (on which the commissions were $306), during the fiscal year ended July 31, 1996.

        Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

        To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

        For the fiscal year ended July 31, 1996, the Analysts Stock Fund and the Analysts Fixed Income Fund paid brokerage commissions of $2,937, and $1,309, respectively. For the fiscal year ended July 31, 1995, the Analysts Stock Fund and the Analysts Fixed Income Fund paid brokerage commissions of $3,770, and $426, respectively. For the period ended July 31, 1994, the Analysts Stock Fund and the Analysts Fixed Income Fund paid brokerage commissions of $6,976, and $4,476, respectively.

                          DETERMINATION OF SHARE PRICE

        The prices (net asset values) of the shares of each Fund is determined as of the close of trading of the New York Stock Exchange (4:00 P.M., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

INVESTMENT PERFORMANCE

        "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of a Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                               P(1+T)n=ERV

Where:         P      =       a hypothetical $1,000 initial investment
               T      =       average annual total return
               n      =       number of years
               ERV            = ending redeemable value at the end of the
                              applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

        A Fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                            Yield = 2[(a-b/cd+1)6-1]

Were:

a =     dividends and interest earned during the period
b =     expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =     the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principals and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The Fixed Income Fund's yield for the one month period ended July 31, 1996 was 5.90%.

        A Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time period used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

        From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the appropriate Fund or considered to be representative of the stock market in general or the fixed income securities market in general. Analysts Stock Fund will use the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. Analysts Fixed Income Fund will use the Shearson Lehman Intermediate Government/Corporate Bond Index. The Shearson Lehman Intermediate Government/Corporate Bond Index measures the price, income and total return of a group of fixed income securities maturing in one to ten years. It contains all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues), all publicly traded debt of agencies of the U.S. Government, quasi-federal corporations and corporate debt guaranteed by the U.S. Government, and all public, fixed rate, non-convertible, investment grade, domestic corporate debt. The Index does not include mortgage-backed securities or collateralized mortgage obligations. The investment performance figures for the Funds and the indices will include reinvestment of dividends and capital gains distributions.

        In addition, the performance of either Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the applicable Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's may also be used.

        Analysts Stock Fund. The average annual total returns of the Stock Fund for the years ended July 31, 1996 and July 31, 1995 and for the period from inception (August 25, 1993) through July 31, 1995 were 6.84%, 15.0% and 12.9%, respectively.

        Analysts Fixed Income Fund. The average annual total returns of the Fixed Income Fund for the years ended July 31, 1996, and July 31, 1995 and for the period from inception (August 25, 1993) through July 31, 1995 were 5.84%, 7.6%, and .7%, respectively.

CUSTODIAN AND TRANSFER AGENT

        Star Bank, N.A., 432 Walnut Street, Cincinnati, Ohio is Custodian of the Funds' investments. The Custodian acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties. The Trust acts as each Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend distribution disbursing agent and performs other accounting and shareholder service functions.

ACCOUNTANTS

        The firm of Berge and Company LTD, 20 West Ninth Street, Cincinnati, Ohio 45202, has been selected as independent public accountants for the Trust for the fiscal year ending July 31, 1997.

                          INDEPENDENT AUDITORS REPORT




To the Shareholders and
Board of Trustees
Analysts Investment Trust

We have audited the accompanying statement of assets and liabilities of the Analysts Investment Trust (comprising, respectively, the Stock Fund and the Fixed Income Fund), including the schedules of investments in securities as of July 31, 1996, the related statements of operations for the year then ended, the statement of changes in net assets, and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from inception (August 25, 1993) through July 31, 1994, were audited by other auditors whose report dated August 29, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Analysts Investment Trust as of July 31, 1996, the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Berge & Company, Ltd.
Berge & Company LTD
Cincinnati, Ohio
September 12, 1996


ANALYSTS INVESTMENT TRUST
ANALYSTS STOCK FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
July 31, 1996


Common stock:  82.7%

Large Capitalization U.S. Stocks:   23.3%


   Shares                                                    Market Value

   2,000          Advanced Micro Devices*                     $ 24,250
     556          Allstate Corporation                          24,881
     200          Ameritech Corporation                         11,100
   1,100          Banc One Corporation                          38,088
     200          Bell Atlantic Corporation                     11,825
     326          Bell South Corporation                        13,366
     400          Briggs & Stratton Corporation                 15,050
   2,500          Centerior Energy                              18,437
     460          Chevron Corporation                           26,623
     814          Chrysler Corporation                          23,097
     284          Cincinnati Financial Corporation              15,833
     850          Cinergy Corporation                           25,181
   1,000          CIPSCO Inc.                                   35,750
     500          Compaq Computer Corporation*                  27,375
     550          Du Pont EI De Nemours                         44,413
     450          Eastman Kodak Company                         33,581
   1,000          Entergy                                       25,500
     300          Exxon Corporation                             24,675
     498          Ford Motor Corporation                        16,185
     550          General Electric Corporation                  45,306
     400          Intel Corporation                             30,050
     600          J.P. Morgan                                   51,600
   1,000          National Fuel Gas                             33,750
     200          Nynex Corporation                              8,975
     900          PNC Bank                                      26,212
    1500          Potomac Electric Power                        36,187
     950          RJR Nabisco Holdings                          29,213
     600          Sears, Roebuck & Company                      24,600
     700          Star Banc Corporation                         52,500
     305          Texaco, Inc.                                  25,925
    1440          Woolworth Corporation*                        27,720
                                                             ---------
                  Total (Cost:  $674,884)                    $ 847,248



                See accompanying notes to financial statements.







ANALYSTS INVESTMENT TRUST
ANALYSTS STOCK FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
July 31, 1996


Small/Medium Capitalization U.S. Stocks:  14.7%

   Shares                                                    Market Value


   1,200          Airborne Freight Corporation                $ 25,650
     700          Ameron, Inc.                                  24,500
   1,250          Aquarion Company                              31,563
   1,000          Arvin Industries                              21,625
     700          Circle Financial Corporation                  23,975
   1,500          Connecticut Energy                            29,250
     950          Essex County Gas                              22,800
   3,000          Fansteel, Inc.                                18,375
   3,000          Gibson Greetings, Inc.*                       36,000
   2,000          Handleman Company                              9,250
   1,900          Marsh Supermarkets Inc. Class B               19,712
   1,250          Nash Finch Company                            20,156
   1,300          Provident Life & Accident Class B             47,450
   1,000          S&P 400 Deposit Receipts                      43,688
   1,400          Sea Containers Ltd Class A                    24,500
     275          Silicon Graphics, Inc.                         6,462
   1,250          Sport Supply Group, Inc.                       7,188
     750          Standard Federal Bank                         29,250
   1,500          Standard Motor Products                       22,500
   1,000          Waban, Inc.*                                  19,000
   1,500          Wynns International                           36,187
   1,200          Yellow Corporation*                           15,300
                                                              --------
                  Total (Cost:  $510,400)                     $534,381

Foreign Stocks:  32.6%

     600          Akzo NV ADR                                 $ 33,675
   1,800          Alcatel Alsthom                               29,250
   2,000          Anangel-American Shipholding ADR              19,500
   1,454          BAT Industries PLC ADR                        23,264
   3,500          Bet PLC ADR                                   48,562
     400          Brazil Fund, Inc.                              8,650
     900          British Gas ADR                               27,338
   1,000          British Steel ADR                             27,750


               See accompanying notes to financial statements.





ANALYSTS INVESTMENT TRUST
ANALYSTS STOCK FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
July 31, 1996

Foreign Stocks (continued):

   Shares                                                   Market Value

   3,000          BT Shipping LTD. ADR*                       $ 12,562
     900          Buenos Aires Embotella ADR                     6,300
     750          Cadbury Schwepps PLC ADR                      24,281
  13,000          Cifra S A De C V ADR                          17,592
   1,300          Compania Cervecerias Unida ADR                31,037
   1,250          CRH PLC ADR                                   58,906
   1,400          Emerging Germany Fund                          9,975
   1,200          Ericsson L M Tel. Company ADR                 24,375
     850          Europe Fund, Inc.                             11,475
   1,150          First Australia Fund, Inc.                     9,919
   2,000          Hanson PLC ADR                                25,500
   1,700          Hong Kong Telecommunications ADR              28,050
     200          Ito Yakado LTD ADR                            45,900
     866          Japan Equity Fund, Inc.                        9,418
     700          KLM Royal Dutch Airlines ADR                  22,050
   1,050          Koninklijke Ahold N V ADR                     53,287
   2,600          Makita Corporation                            39,650
     300          Matsushita Electric                           51,300
     800          NEC Corp. ADR                                 42,000
     200          Philippine Long Distance Tel. ADR             11,725
     400          Polygram N V ADR                              22,450
     300          Royal Dutch                                   45,263
   1,900          SKF AB ADR                                    40,613
     800          Sony Corp. ADR                                51,200
     900          TDK Corp. ADR                                 51,638
   1,200          Tele Danmark                                  28,050
     400          Telecom Corp. New Zealand ADR                 29,450
     600          Telefonos De Mexico ADR                       18,375
   1,000          Templeton World China Fund                    10,500
     700          Tokio Marine & Fire Insurance ADR             43,050
   1,350          United Newspapers Pub. ADR                    26,325
     600          Vodafone Group PLC ADR                        21,450
   1,400          WPP Group PLC ADR                             45,500
                                                            ----------
                  Total (Cost:  $1,078,107)                $ 1,187,155

               See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
ANALYSTS STOCK FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
July 31, 1996

Real Estate Stocks:  10.0%

   Shares                                                   Market Value

   1,450          American Health Properties                  $ 30,450
     900          Asarco                                        21,600
   1,500          Carr Realty Corporation                       36,000
   2,800          Commercial Net Lease                          38,150
   1,500          First Industrial Realty                       35,250
   2,100          Health & Retirement Properties Trust          35,175
   1,500          New Plan Realty Trust                         31,875
   1,186          Omega Healthcare Investors                    33,505
   3,500          Property Capital Trust                        27,563
   1,250          Public Storage Properties XVI                 22,187
   1,000          Resource Mtg. Capital, Inc.                   24,125
   1,250          Simon Property Group Inc.                     29,375
                                                              --------
                  Total (Cost: $362,602)                     $ 365,255

Mining/Precious Metals Stocks: 2.1%

    1300          Barrick Gold Resources                     $  36,238
    1500          Pegasus Gold*                                 18,187
     400          Phelps Dodge Corporation                      23,500
                                                             ---------
                  Total (Cost:  $69,370)                     $  77,925
                                                             ---------

                  Total Common Stock (Cost: $2,695,363)    $ 3,011,964

Repurchase Agreements: 16.6%

    Face
   604,000        4.7% Star Bank Repurchase Agreement, issued
                     July 31, 1996, due August 7, 1996,
                     collateralized by $1,130,000
                     GNMA Pool #8359, 6.5%; due
                     January 20, 2024.                      $  604,000
                                                             ---------

Total Investment at Market Value
   (Cost:  $3,299,363) 99.3%                               $ 3,615,964
All Other Assets less Liabilities   0.7%                        26,528
                                                            ----------
Net Assets   100%                                          $ 3,642,492
                                                            ==========

* Non-dividend paying investment.

               See accompanying notes to financial statements.



ANALYSTS INVESTMENT TRUST
ANALYSTS FIXED INCOME FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
July 31, 1996


Common Stock:  19.0%

Real Estate Investment Trusts:  14.9%


   Shares                                                   Market Value

   1,550          American Health Properties                  $ 32,550
   3,000          Berkshire Realty, Inc.                        32,250
   1,000          Carr Realty Corporation                       24,000
   2,380          Commercial Net Lease                          32,428
   1,300          First Industrial Realty                       30,550
   1,850          Health & Retirement Properties Trust          30,987
   1,000          Hospitality Properties Trust                  26,375
   2,000          Kranzco Realty                                31,500
   1,189          Omega Healthcare Investors                    33,589
   1,700          Resource Mortgage Capital, Inc.               41,013
   1,250          Simon Property Group Inc.                     29,375
                                                              --------

                  Total (Cost $353,149)                      $ 344,617

Closed End Mutual Funds:  4.1%

   3,900          Kleinwort Benson Australian Income Fund     $ 35,100
   5,800          Putnam Premier Income Fund                    43,500
   1,500          Templeton Emerging Markets Income Fund        17,437
                                                              --------

                  Total (Cost:  $103,260)                    $  96,037

                  Total Common Stock (Cost: $456,409)        $ 440,654

Preferred Stocks:  7.3%

   2,000          Carolina Power & Light Company             $  51,500
   2,000          Consolidated Edison                           47,750
     700          Environmental Systems Company                 10,850
     300          James River Corporation                        7,463
   2,000          Unum Corp. MIDS                               51,500
                                                             ---------
                  Total Preferred Stock (Cost: $170,708)     $ 169,063


               See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
ANALYSTS FIXED INCOME FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
July 31, 1996


Corporate Bonds:  38.2%

    Face                                                                        Market Value

   5,000          DuPont E I De Nemours & Company 8.45%, 10/15/96                $ 5,025
   3,000          AMR Corp. 8.1%, 11/1/98                                          3,068
  30,000          Merrill Lynch 7.75%, 3/1/99                                     30,760
   4,000          RJR Nabisco Inc. 8.3%, 4/15/99                                   4,080
  35,000          Texaco Capital Corp. 9.0%, 12/15/99                             37,323
  50,000          DuPont E I De Nemours & Company 9.15%, 4/15/00                  53,831
  46,000          Household Financial 9.625%, 7/15/00                             50,119
   4,000          American Telephone & Telegraph 6.0%, 8/1/00                      3,888
   5,000          First Chicago Corp. 11.25%, 2/20/01                              5,806
   5,000          Bankamerica Corp. 8.375%, 3/15/02                                5,290
 100,000          Kentucky Power 6.65%, 5/1/03                                    97,667
  10,000          General Motors Corp. 8.875%, 5/15/03                            10,827
  10,000          Consolidated Natural Gas Company 5.75%, 8/1/03                   9,294
  50,000          New York Telephone Company 5.625%, 11/1/03                      45,828
  50,000          American Telephone & Telegraph Company 6.75%, 4/1/04            49,187
  50,000          Nationsbank Corp. 7.75%, 8/15/04                                51,204
  10,000          Southwestern Bell 5.75%, 9/1/04                                  9,054
  50,000          Pacific Bell Telephone Company 6.25%, 3/1/05                    46,794
  50,000          U.S. West Communications 6.125%, 11/15/05                       46,090
  30,000          Chemical Banking Corp. 7.5%, 5/15/10                            29,409
  40,000          GE Capital Corp Step-Up 7.0%, 10/18/10                          38,218
  50,000          Coca-Cola Enterprises 7.0%, 12/01/10                            45,934
  50,000          Citicorp 7.0%, 12/15/10                                         45,917
  50,000          J.P. Morgan 6.610%, 12/15/10                                    45,712
  50,000          GE Capital Corp. Step-Up 7.0%, 3/18/11                          48,176
  10,000          Caterpillar Inc. Del. 9.375, 8/15/11                            11,697
  50,000          Aetna Life & Cas Company 6.750%, 9/15/13                        45,216
  10,000          International Business Machines 8.375%, 11/1/19                 10,788
                                                                                --------

                  Total Corporate Bonds (Cost:  $901,362)                       $886,202


               See accompanying notes to financial statements.





ANALYSTS INVESTMENT TRUST
ANALYSTS FIXED INCOME FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
July 31, 1996


U.S. Government Obligations:  8.0%

   Face                                                                         Market Value
   ----                                                                         ------------
  50,000          Tennessee Valley Authority 6.875%, 1/15/02                    $ 49,572
  50,000          FNMA 6.320%, 7/28/03                                            47,897
  20,000          FNMA 6.420%, 2/25/04                                            19,130
  20,000          Federal Home Loan Bank 8.080%, 8/27/10                          19,879
  50,000          Federal Home Loan Bank 7.5%, 11/15/10                           48,408
                                                                                --------
                  Total U.S. Government Obligations (Cost: $190,344)            $184,886

Mortgage Backed Obligations:  7.0%

    4,721         Paine Webber CMO Trust Series 1988-I, 8.6%, 4/1/18            $  4,869
    5,914         Collaterized Mortgage Securities 1991-3I, 8.55%, 8/20/20         6,031
   12,000         FHLMC REMIC 1991 Trust 1177 Class I, 6.95%, 1/15/21             11,618
   15,000         FNMA REMIC Series 93-1601, 6.5%, 7/25/22                        12,966
   12,000         FNMA REMIC 1992 Trust G-53 Class J, 7.0%, 9/25/22               11,290
   18,000         FHLMC 1993 Trust 1462 Class D, 7.5%, 11/15/22                   17,008
   12,000         FNMA 1993 Trust 122 Class L, 6.5%, 1/25/23                      11,303
   20,000         FNMA REMIC 1993 Trust G 10 Class J, 5.0%, 3/25/23               14,313
   20,000         FHLMC REMIC 1993 Trust 1497 Class Q, 7.0%, 4/15/23              18,044
   20,000         FHLMC REMIC 1993 Trust 1602 Class BB 6.1%, 4/15/23              18,048
   12,000         FHLMC REMIC 1993 Trust 1503 Class H, 7.0%, 5/15/23              10,825
   12,000         FNMA REMIC 1993 Trust 50 Class L, 7.0%, 5/25/23                 11,284
    4,000         FHLMC REMIC 1993 Trust G13 Class D, 6.75%, 6/25/23               3,708
   12,000         Ray Ellison Mac Series 92-H Class I, 7.1%, 12/31/23             11,318
                                                                                --------
                  Total Mortgage Backed (Cost:  $181,064)                       $162,625

Repurchase Agreements:  18.9%
  438,000         4.7% Star Bank Repurchase Agreement, issued
                     July 31, 1996, due August 7, 1996,
                     collateralized by $1,130,000 GNMA
                     Pool # 8359, 6.5%; due January 20, 2024.                   $438,000
                                                                                --------

Total Investment at Market Value (Cost:  $2,337,887) 98.4%                    $2,281,430
All Other Assets less Liabilities   1.6%                                          37,793
                                                                               ---------
Net Assets   100%                                                             $2,319,223
                                                                               =========




                See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
STATEMENT OF ASSETS AND LIABILITIES
July 31, 1996


                                                                                     Fixed
                                                           Stock Fund              Income Fund

ASSETS

Investment securities, at value
    Unaffiliated Issuers                                   $ 3,011,964             $ 1,843,430
    Repurchase Agreements                                      604,000                 438,000
                                                            ----------              ----------
                                                             3,615,964               2,281,430
Receivable for investment securities sold                                                  245
Dividends and interest receivable                                8,132                  23,349
Cash                                                            24,952                  17,280
                                                            ----------              ----------

Total Assets                                                 3,649,048               2,322,304
                                                            ----------              ----------

LIABILITIES

Management fee payable                                           6,556                   3,081
                                                            ----------              ----------

Total Liabilities                                                6,556                   3,081
                                                            ----------              ----------

NET ASSETS                                                 $ 3,642,492             $ 2,319,223
                                                            ==========              ==========

Net assets consist of:

Capital shares                                             $ 3,306,449             $ 2,394,958
Accumulated undistributed net investment income                  8,141                  12,857
Accumulated net realized gains (losses)
   from securities transactions                                 11,997                 (32,624)
Net unrealized appreciation (depreciation)on investments       315,905                 (55,968)
                                                            ----------              ----------
NET ASSETS                                                 $ 3,642,492             $ 2,319,223
                                                            ==========              ==========

Net asset value, offering price, and
   redemption price per share                              $     18.28             $     13.62
                                                           ===========             ===========
Fund shares outstanding                                        199,273                 170,327
                                                           ===========             ===========



                See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
STATEMENT OF OPERATIONS
Year ended July 31, 1996


                                                                                       Fixed
                                                             Stock Fund             Income Fund

INVESTMENT INCOME:

Dividends                                                    $ 104,921               $  40,799
Interest                                                        17,633                  92,333
                                                              --------                --------

Total Investment Income                                        122,554                 133,132

EXPENSES:

Management Fee                                                  63,141                  27,934
                                                              --------                --------

NET INVESTMENT INCOME                                           59,413                 105,198

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

Net realized gains (losses) from security transactions          25,122
Net change in net unrealized appreciation (depreciation)
   on investments                                              108,455                  (1,075)
                                                              --------                --------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
    ON INVESTMENTS                                             133,577                  (1,075)
                                                              --------                --------

NET INCREASE IN NET ASSETS FROM OPERATIONS                   $ 192,990               $ 104,123
                                                              ========                ========

                See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
STATEMENT OF CHANGES IN NET ASSETS
Years ended July 31, 1996 and 1995

                                                                                                   Fixed
                                                                         Stock Fund              Income Fund
                                                                     1996         1995         1996       1995
                                                                     ----         ----         ----       ----
FROM OPERATIONS:

Net investment income                                             $ 59,413     $ 30,970     $105,198    $ 73,306
Net realized gains (losses) from
   security transactions                                            25,122       60,118                   (9,397)
Net realized gains from covered call option transactions                          6,016
Net change in net unrealized appreciation
   (depreciation) on investments                                   108,455      216,927       (1,075)     36,231
                                                                   -------      -------     --------     -------

Net increase (decrease) in net assets from operations              192,990      314,031      104,123     100,140

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                          53,510       34,771      100,346      72,527
From capital gains                                                  75,004                    16,114
                                                                  --------      -------     --------     -------
Decrease in net assets from distributions
   to shareholders                                                 128,514       34,771      116,460      72,527

FROM FUND SHARE TRANSACTIONS:

Proceeds from shares sold                                        1,347,445      931,945    1,041,702     738,491
Net asset value of shares issued in reinvestment
   of distributions to shareholders                                128,415       34,750       86,046      63,505
Payment for shares redeemed                                       (447,334)    (764,831)    (273,154)   (431,283)
                                                                  ---------     -------     --------   --------

Net increase from fund share transactions                        1,028,526      201,864      854,594     370,713
                                                                 ---------      -------      -------    -------

NET INCREASE IN NET ASSETS:                                      1,093,002      481,124      842,257     398,326

NET ASSETS:
Beginning of period                                              2,549,490    2,068,366    1,476,966   1,078,640
                                                                 ---------    ---------    ---------   ---------
End of period                                                   $3,642,492   $2,549,490   $2,319,223  $1,476,966
                                                                 =========    =========    =========   =========

Accumulated undistributed net investment income                    $ 8,141      $ 2,239      $12,857     $ 8,004
                                                                 =========    =========    =========   =========


               See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Years ended July 31, 1996 and 1995 and the Period from Inception (August 25, 1993) through July 31, 1994


                                                                                                             Fixed
                                                                       Stock Fund                         Income Fund
                                                            ------------------------------     ------------------------------
                                                            1996         1995         1994       1996         1995       1994
                                                            ----         ----         ----       ----         ----       ----

Net asset value beginning of period                        $17.87       $15.79       $14.46     $13.57       $13.38     $14.74
Income from investment operations:
    Net investment income                                     .34          .24          .19        .78          .80        .77
    Net realized and unrealized gains on securities           .81         2.11         1.24        .01          .18      (1.63)
                                                           ------       ------       ------     ------       ------       ------
Total from investment operations                             1.15         2.35         1.43        .79          .98       (.86)

Less distributions:
    Dividends from net investment income                     (.31)        (.27)        (.10)      (.74)        (.79)      (.50)
    Dividends from capital gains                             (.43)
                                                            ------       ------       ------     ------       ------     ------

Total distributions                                          (.74)        (.27)        (.10)      (.74)        (.79)      (.50)
                                                            ------       ------       ------     ------       ------      ------

Net asset value, end of period                             $18.28       $17.87       $15.79     $13.62       $13.57     $13.38
                                                           ======       ======       ======     ======       ======      ======

Total return                                                 6.84%       15.01%       10.70%*     5.84%        7.61%     (6.20%)*
                                                           =======       ======       ======     ======       ======     ======

Ratios/Supplemental Data:
Net assets, end of period (thousands)                       $3,642       $2,549       $2,068     $2,319       $1,477     $1,079
Ratio of expenses to average net assets                       2.00%        2.00%        2.00%      1.50%        1.50%      1.50%
Ratio of net investment income to average net assets          1.89%        1.45%        1.18%      5.65%        6.03%      5.57%
Portfolio turnover rate                                       6.19%       32.02%        4.52%     22.34%       18.01%     22.67%
Average commission rate paid                                $0.086          -            -      $ 0.082          -          -


*Annualized

                See accompanying notes to financial statements.

                           ANALYSTS INVESTMENT TRUST
                         NOTES TO FINANCIAL STATEMENTS


(1)   SIGNIFICANT ACCOUNTING POLICIES

Analysts Investment Trust (AIT) is registered under the Investment Advisor Act of 1940, as amended, as a no-load, diversified, open end management investment company. AIT was established as an Ohio Business Trust under a Declaration of Trust dated May 28, 1993. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Analysts Stock Fund (ASF) and the Analysts Fixed Income Fund (AFI) (The Funds). The following is a summary of the significant accounting policies of AIT:

Securities Valuation: Equity securities, options and commodities listed on exchanges or on the NASDAQ are valued at the last sale price as of the close of business on the day the securities are being valued. Lacking a last sale price, a security is generally valued at its last bid price, except when, in Equity Analysts Inc.'s (The Advisor) opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Trust's Board of Trustees. Fixed income securities (including mortgage related and asset backed and receivable backed securities) may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Trust's Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Repurchase agreements are valued at cost which approximates market. It is the policy of the Funds that their custodian take possession of the underlying collateral securities. Collateral is marked to market daily to ensure that the market value of the underlying assets equals or exceeds the value of the seller's repurchase obligation. In the event of a bankruptcy or another default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses. The loss would equal the amount by which the carrying value of the repurchase agreement(s) exceeded the proceeds received in liquidation of the underlying collateral securities. To minimize the possibility of loss, the Funds enter into repurchase agreements only with institutions deemed to be creditworthy by the Advisor, including banks that serve as custodian for the Funds, banks having assets in excess of $1 billion of primary government securities dealers.

                           ANALYSTS INVESTMENT TRUST
                         NOTES TO FINANCIAL STATEMENTS



(1)   SIGNIFICANT ACCOUNTING POLICIES (continued)

Options Accounting Principles: When a put or call option is written, an amount equal to the premium received is recorded as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written at which time an unrealized gain or loss is recognized. The current market value of a traded option contract is the last sale price or, in the absence of a last sale price, the mean between the last bid and ask price, or in the absence of either of these two prices, fair value as determined in good faith by the Board of Trustees. When a written option contract expires or is terminated (closing purchase transaction), a realized gain (or realized loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) is recorded without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised by the holder, a gain or loss from the underlying security is realized and the proceeds from such a sale are increased by the premium originally received. When a put or call option is written, the Fund must maintain a margin account with its custodian or the broker with a maintenance margin determined on a daily basis as the value of the underlying security, commodity or currency fluctuates.

Share Valuation: The net asset value per share is calculated daily by dividing the total value of each Fund's investments and other assets, less liabilities, by the total number of shares outstanding.

Investment Income and Distributions to Shareholders: Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions to shareholders arising from net investment income are declared and it is the intention that such distributions be paid quarterly. Net realized capital gains, if any, are distributed to shareholders at least once per year.

Security Transactions: Security transactions are accounted for on a trade date basis, which is the date the order to buy or sell is executed. Securities sold are valued on a specific identification basis.

Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires the Advisor to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. The Advisor believes that the estimates utilized in preparing these financial statements are reasonable and prudent. Actual results could differ from these estimates.

                           ANALYSTS INVESTMENT TRUST
                         NOTES TO FINANCIAL STATEMENTS



(1)   SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Income Taxes: It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is made. In order to avoid imposition of the excise tax created by the Tax Reform Act of 1986 as amended by the Revenue Act of 1987, it is each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its realized capital gains (earned during the twelve months ended October 31 of the calendar year) plus undistributed amounts from prior years.

(2)   INVESTMENT TRANSACTIONS

Investment transactions are as follows for the year ended July 31, 1996:

                                                    Analysts Stock Fund         Analysts Fixed Income Fund
Purchase of investment securities                       $ 742,906                       $ 986,069
Proceeds from sales and maturities
    of investment securities                              168,181                         332,831

The table above includes U.S. Government Securities purchased and sold by Analysts Fixed Income Fund amounting to $139,035 and $197,000, respectively. There were no purchases or sales of U.S. Government Securities by the Analysts Stock Fund during the year.

(3)   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The President and Treasurer, and the Vice President and Secretary of the Trust are shareholders and employees of the Advisor, registered investment advisor to the Trust. In addition, each of these individuals are shareholders of the Funds. AIT's investments are managed by the Advisor under the terms of a Management Agreement. Under the Management Agreement, the Advisor pays all of the expenses of the Funds except brokerage, taxes, interest and extraordinary expenses. As compensation for investment advisory services and agreement to pay the above Fund expenses, each Fund pays the Advisor a fee computed and accrued daily and paid monthly. The fee for ASF is computed at an annual average rate of 2% of average daily net assets of ASF up to and including $20 million, 1.75% of such assets from $20 million up to and including $40 million, 1.5% of such assets from $40 million up to and including $100 million, and .75% of such assets above $100 million. The fee for AFI is computed at an annual rate of 1.5% of average daily net assets of AFI up to and including $20 million, 1.25% of such assets from $20 million up to and including $40 million, 1% of such assets from $40 million up to and including $100 million and .75% of such assets above $100 million.

                           ANALYSTS INVESTMENT TRUST
                         NOTES TO FINANCIAL STATEMENTS



(4)   FUND SHARE TRANSACTIONS

Proceeds and payments on shares of the Funds as shown in the Statement of Changes in Net Assets are the result of the following share transactions:


                                                Analysts Stock Fund          Analysts Fixed Income Fund
Shares sold                                            73,841                        75,103
Shares issued in reinvestment of
    distributions                                       7,097                         6,276
                                                     --------                      --------
Totals                                                 80,938                        81,379
Less shares redeemed                                   24,350                        19,884
                                                     --------                      --------
Net increase in shares outstanding                     56,588                        61,495
Shares at beginning of year                           142,685                       108,832
                                                     --------                      --------
Shares at end of year                                 199,273                       170,327
                                                     ========                      ========

(5)   FINANCIAL INSTRUMENT DISCLOSURE

There are no reportable Financial instruments which have any off-balance sheet risk in either of the Funds as of July 31, 1996.

(6)   SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of investments owned at July 31, 1996 was the same as identified cost. At July 31, 1996, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:


                             Appreciation          Depreciation            Net
Stock Fund                    $ 488,442            $ (172,538)         $ 315,904
Fixed Income Fund                22,260               (78,227)           (55,967)



                                  ANALYSTS INVESTMENT TRUST


PART C.       OTHER INFORMATION


Item 24.      Financial Statements and Exhibits

              (a)    Financial Statements

                     Included in Part A:

                     (1) Financial Highlights, for a share outstanding throughout the years ended July 31, 1996 and 1995, and the period from inception (August 25, 1993) through July 31, 1994

                     Included in Part B:

                     (1)    Independent Auditors Report

                     (2) Schedule of Investments in Securities, Analysts Stock Fund - July 31, 1996

                     (3) Schedule of Investments in Securities, Analysts Fixed Income Fund - July 31, 1996

                     (4)    Statement of Assets and Liabilities - July 31, 1996

                     (5)    Statement of Operations - year ended July 31, 1996

                     (6) Statement of Changes in Net Assets - years ended July 31, 1996 and 1995

                     (7) Financial Highlights - for a share outstanding throughout the years ended July 31, 1996 and 1995, and the period from inception (August 25, 1993) through July 31, 1994

                     (8)    Notes to Financial Statements

              (b)    Exhibits

                     (1) Copy of Registrant's Declaration of Trust, which was filed as an exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

                     (2) Copy of Registrant's By-Laws, which was filed as an exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

                     (3)    Voting Trust Agreements - None.

                     (4)    (i)     Specimen of Share Certificate for Analysts
                                    Fixed Income Fund, which was filed as an exhibit to Registrant's Pre-Effective
                                    Amendment No. 1, is hereby incorporated by reference.

                            (ii) Specimen of Share Certificate for Analysts Stock Fund, which was filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                     (5) Copy of Registrant's Management Agreement with its Adviser, Equity Analysts Inc., which was filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                     (6) Copy of Registrant's Underwriting Agreement with Equity Analysts Inc., which was filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                     (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers - None.

                     (8) Copy of Registrant's Custody Agreement with the Custodian, Star Bank, N.A., which was filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                     (9)    Other Material Contracts - None.

                     (10) Opinion and Consent of Brown, Cummins & Brown Co., L.P.A., which was filed with Registrant's Form 24F-2 for the fiscal year ended July 31, 1996, is hereby incorporated by reference.

                     (11)   Consent of Berge and Company LTD. is filed herewith.

                     (12)   Financial Statements Omitted from Item 23 - None.

                     (13) Copy of Letter of Initial Stockholder, which was filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                     (14) Model Plan used in Establishment of any Retirement Plan - None.

                     (15)   12b-1 Distribution Expense Plan - None.

                     (16) Schedule for Computation of Each Performance Quotation, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 3, is hereby incorporated by reference.

                     (17)   Financial Data Schedule is filed herewith.

                     (18)   Rule 18F-3 Plan - None.

                     (19)   (i)     Power of Attorney for Registrant and
                                    Certificate with respect thereto, are filed herewith.

                            (ii) Powers of Attorney for Trustees and officers of Registrant are filed herewith.

Item 25.      Persons Controlled by or Under Common Control with the Registrant

              None


Item 26.      Number of Holders of Securities (as of September 3, 1996)


               Title of Class                                   Number of Record Holders
              Analysts Fixed Income Fund                                   412
              Analysts Stock Fund                                          568


Item 27.      Indemnification

              (a)    Article  VI  of  the  Registrant's   Declaration  of  Trust
                     provides for indemnification of officers and Trustees as follows:

                                    Section  6.4  Indemnification  of  Trustees,
                            Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                                    Section 6.5 Advances of Expenses.  The Trust
                            shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

                                    Section 6.6  Indemnification  Not Exclusive,
                            etc. The right of  indemnification  provided by this
                            Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                     The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

              (b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and its Adviser, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

              (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of Analysts Investment Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.      Business and Other Connections of Investment Adviser

              A. Equity Analysts Inc. (the "Adviser") is a registered investment adviser and broker-dealer. Prior to January 1, 1993, it also provided pension administration.

              B. The following list sets forth the business and other connections of the Directors and officers of Equity Analysts Inc. during the past two years.

                     (1)    David L. Manzler, Sr.

                            (a) Vice President and a Director of Equity Analysts Inc., 9200 Montgomery Road,
                                    Bldg. D, Suite 13A, Cincinnati, Ohio 45242.

                            (b) Vice President, Secretary and a Trustee of The Analysts Trust, 9200 Montgomery Road, Bldg. D, Suite 13A, Cincinnati, Ohio 45242.

                            (c) President of Equity Analysts Agency Inc., 9200 Montgomery Road, Bldg. D, Suite 13A, Cincinnati, Ohio 45242.

                            (d) Director of Cincinnati Steel Products Co., 4540 Steel Place, Cincinnati, Ohio 45209.

                     (2)    David Lee Manzler, Jr.

                            (a) President, Secretary and Director of Equity Analysts Inc., 9200 Montgomery Road,
                                    Bldg. D, Suite 13A, Cincinnati, Ohio 45242.

                            (b) President, Treasurer and a Trustee of The Analysts Trust, 9200 Montgomery Road,
                                    Bldg. D, Suite 13A, Cincinnati, Ohio 45242.

                            (c) President, Manzler Aviation, Inc. 7760 Concord Hills Lane, Cincinnati, Ohio 45243

                     (3) Bernard J. McEvoy - A Director, part-time employee and registered representative of Equity Analysts Inc., 9200 Montgomery Road, Bldg. D, Suite 13A, Cincinnati, Ohio 45242.


Item 29.      Principal Underwriters

              (a) Equity Analysts Inc. acts as underwriter only for Analysts Investment Trust.

              (b)                          Position With               Position With
                     Name                  Underwriter                  Registrant

              David L. Manzler, Sr.        Vice President              Vice President,
                                           and Director                Secretary and
                                                                         Trustee

              David Lee Manzler, Jr.       President,                  President,
                                           Secretary and               Treasurer
                                           Director                    and Trustee

              Bernard J. McEvoy            Director                    None

                     The  address  of all of the  above-named  persons  is  9200
                     Montgomery  Road,  Bldg.  D,  Suite 13A,  Cincinnati,  Ohio
                     45242.


Item 30.      Location of Accounts and Records

              Accounts,  books and other documents  required to be maintained by
              Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 9200 Montgomery Road, Bldg. D, Suite 13A, Cincinnati, Ohio 45242 or by Star Bank, N.A., the Registrant's Custodian at 425 Walnut Street, Cincinnati, Ohio 45202.

Item 31.      Management Services Not Discussed in Parts A or B

              None.


Item 32.      Undertakings

              (a)    Not Applicable.

              (b)    Not Applicable.

              (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                         SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the ____ day of September, 1996.


                                           ANALYSTS INVESTMENT TRUST


                                           By:/s/ Donald S. Mendelsohn
                                              Donald S. Mendelsohn,
                                              Attorney-in-Fact


       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


David L. Manzler, Sr.       Vice President,       By: /s/ Donald S. Mendelsohn
                            Secretary and         Donald S. Mendelsohn
                            Trustee               Attorney-in-Fact

David Lee Manzler, Jr.      President,            September ___, 1996
                            Treasurer and
                            Trustee

Walter E. Bowles, III       Trustee

Robert W. Buechner          Trustee

Anthony J. Schement         Trustee


David J. Orth               Trustee


                                        EXHIBIT INDEX

                                                                   PAGE

1.  Consent of Berge and Company LTD. . . . . . . . . . . . . . .Ex-99.B11

2.  Powers of Attorney for the Registrant and its
    Officers and Trustees. . . . . . . . . . . . . . . . . . . . Ex-99.POA
